Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Celanese Corporation (the "Company") on Form 10-K for the period ending December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lori J. Ryerkerk, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LORI J. RYERKERK

Lori J. Ryerkerk
Chair of the Board of Directors, Chief Executive Officer and President
Date: February 24, 2023